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                                                                    EXHIBIT 10.9

                              AENEID CORPORATION

                             EMPLOYMENT AGREEMENT
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     This Employment Agreement (the "Agreement") is effective as of January 1,
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1999 by and between Wilfredo M. Tejada ("Employee") and Aeneid Corporation, a
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California corporation (the "Company").
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     The parties hereby agree as follows:

     1.   Duties.
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          (a)  Position. Employee shall be employed as the Company's Vice
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President, Marketing and will report to the Company's Chief Executive Officer.

          (b)  Obligations to the Company. Employee agrees to the best of his
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ability and experience that he will at all times loyally and conscientiously perform all of the duties and obligations required of and from Employee pursuant to the terms hereof. During the term of Employee's employment relationship with the Company, Employee further agrees that he will devote all of his business time and attention to the business of the Company, the Company will be entitled to all of the benefits and profits arising from or incident to all such work services and advice, Employee will not render commercial or professional services of any nature to any person or organization, whether or not for compensation, without the prior written consent of the Company's Board of Directors, and Employee will not directly or indirectly engage or participate in any business that is competitive in any manner with the business of the Company. Notwithstanding the foregoing, Employee may accept speaking or presentation engagements in exchange for honoraria, may serve on boards of charitable organizations, and may own 1% of the outstanding equity securities of a corporation whose stock is listed on a national stock exchange or the Nasdaq National Market. Employee will comply with and be bound by the Company's operating policies, procedures and practices from time to time in effect during the term of Employee's employment.

     2.   At-Will Employment. The Company and Employee acknowledge that
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Employee's employment shall be at-will, as defined under applicable law, and that Employee's employment with the Company may be terminated by either party at any time for any or no reason. If Employee's employment terminates for any reason, Employee shall not be entitled to any payments, benefits, damages, award or compensation other than as provided in this Agreement. The rights and duties created by this Section 2 may not be modified in any way except by a written agreement executed by Employee and a duly authorized officer of the Company.

     3.   Compensation. For the duties and services to be performed by Employee
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hereunder, the Company shall pay Employee, and Employee agrees to accept, the salary and other benefits described below in this Section 3.

          (a)  Salary. Employee shall receive a monthly salary of $12,500,
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which is equivalent to $150,000 on an annualized basis. Employee's monthly salary will be payable
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pursuant to the Company's normal payroll practices. Employee's salary shall be reviewed on at least an annual basis by the Company's Board of Directors.

          (b)  Bonus. Employee shall be eligible to receive an annual cash
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bonus of up to twenty percent (20%) of Employee's base salary. The payment and amount of such bonus are discretionary and shall be determined by the Board of Directors or its Compensation Committee in good faith based upon the extent to which Employee's individual performance objectives and the Company's financial and nonfinancial objectives are achieved during the applicable bonus period.

          (c)  Additional Benefits. Employee will be eligible to participate in
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the Company's employee benefit plans of general application, including without limitation, those plans covering medical, disability and life insurance in accordance with the rules established for individual participation in any such plan and under applicable law. Employee will also receive such other benefits as the Company generally provides to its other executive officers of comparable position and experience.

          (d)  Reimbursement of Expenses. Employee shall be authorized to incur
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on behalf and for the benefit of, and shall be reimbursed by, the Company for reasonable expenses, provided that such expenses are substantiated in accordance with Company policies.

          (e)  Vacation. Employee shall be entitled to twenty-one (21) paid
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vacation days per year. Vacation days that are not used in one year shall not be cashed out or carried over to subsequent years.

     4.   Termination of Employment and Severance Benefits.
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          (a)  Termination of Employment. This Agreement may be terminated at
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any time upon the occurrence of any of the following events:

               (i) The Company's determination in good faith that it is terminating Employee for Cause (as defined in Section 5 below) ("Termination for
                                                                 ---------------
Cause");
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               (ii)  The Company's determination that it is terminating Employee without Cause, which determination may be made by the Company at any time at the Company's sole discretion, for any or no reason ("Termination Without Cause");
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               (iii) The effective date of a written notice sent to the Company from Employee (or an equivalent oral notification) stating that Employee is electing to terminate his employment with the Company ("Voluntary Termination");
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               (iv)  A change in Employee's status such that a Constructive
Termination (as defined in Section 4(b)(iv) below) has occurred; or

               (v)   Following Employee's death or Disability (as defined in
Section 6 below).
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          (b)  Severance Benefits. Employee shall be entitled to receive
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severance benefits upon termination of employment only as set forth in this
Section 4(b):

               (i)   Voluntary Termination. If Employee's employment terminates
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by Voluntary Termination, then Employee shall not be entitled to receive payment of any severance benefits. Employee will receive payment(s) for all salary and unpaid vacation accrued as of the date of Employee's termination of employment and Employee's benefits will be continued under the Company's then existing benefit plans and policies in accordance with such plans and policies in effect on the date of termination and in accordance with applicable law.

               (ii)  Involuntary Termination. If Employee's employment is
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terminated under Section 4(a)(ii) or 4(a)(iv) above (such termination, an
"Involuntary Termination"), Employee will be entitled to receive payment of
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severance benefits equal to Employee's regular monthly salary for twelve (12)
months (the "Severance Period"). Such payments shall be made ratably over the
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Severance Period according to the Company's standard payroll schedule and policies. Health insurance benefits with the same coverage provided to Employee prior to the termination and in all other respects significantly comparable to those in place immediately prior to the termination will be provided at the Company's cost over the Severance Period.

               (iii) Termination for Cause. If Employee's employment is
                     ---------------------
terminated for Cause, then Employee shall not be entitled to receive payment of any severance benefits. Employee will receive payment(s) for all salary and unpaid vacation accrued as of the date of Employee's termination of employment and Employee's benefits will be continued under the Company's then existing benefit plans and policies in accordance with such plans and policies in effect on the date of termination and in accordance with applicable law.

               (iv)  Constructive Termination. "Constructive Termination"
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shall be deemed to occur if: (A)(1) there is a material adverse change in
Employee's duties and responsibilities, causing Employee's position to be of materially reduced stature or responsibility, (2) there is a reduction of more than 20% of Employee's base compensation unless in connection with similar decreases of other similarly situated employees of the Company, or (3) Employee refuses to relocate to a facility or location more than 50 miles from the Company's current location; and (B) within the 30-day period immediately following such material change or reduction Employee elects to terminate his employment voluntarily.

               (v)   Termination by Reason of Death or Disability. In the
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event that Employee's employment with the Company terminates as a result of
Employee's death or Disability (as defined in Section 6 below), Employee or Employee's estate or representative will receive all salary and unpaid vacation accrued as of the date of Employee's death or Disability and any other benefits payable under the Company's then existing benefit plans and policies in accordance with such plans and policies in effect on the date of death or Disability and in accordance with applicable law.

     5.   Definition of Cause. For purposes of this Agreement, "Cause" for
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Employee's termination will exist at any time after the happening of one or more of the following events:
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          (a)  Employee's willful misconduct or gross negligence in performance of his duties hereunder, including Employee's refusal to comply in any material respect with the legal directives of the Company's Board of Directors so long as such directives are not inconsistent with the Employee's position and duties, and such refusal to comply is not remedied within 10 working days after written notice from the Board of Directors, which written notice shall state that failure to remedy such conduct may result in Termination for Cause;

          (b) Employee's conviction of the commission of (i) a felony or (ii) any crime or offense involving moral turpitude; or

          (c) Employee's breach of any element of this Agreement or the Company's Proprietary Information Agreement, which breach is not cured within thirty (30) days following written notice of such breach from the Company.

     6.   Definition of Disability. For purposes of this Agreement,
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"Disability" shall mean that Employee has been unable to perform his duties
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hereunder as the result of his incapacity due to physical or mental illness, and such inability, which continues for at least 120 consecutive calendar days or 150 calendar days during any consecutive twelve-month period, if shorter, after its commencement; is determined to be total and permanent by a physician selected by the Company and its insurers and acceptable to Employee or to Employee's legal representative (with such agreement on acceptability not to be unreasonably withheld).

     7.   Confidentiality Agreement. Employee has signed an Employee Proprietary
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Information Agreement with the Company (the "Confidentiality Agreement").
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Employee hereby represents and warrants to the Company that he has complied with all obligations under the Confidentiality Agreement and agrees to continue to abide by the terms of the Confidentiality Agreement and further agrees that the provisions of the Confidentiality Agreement shall survive any termination of this Agreement or of Employee's employment relationship with the Company.

     8.   Noncompetition Covenant. Employee hereby agrees that he shall not,
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during the term of his employment pursuant to this Agreement and the Severance
Period, if any, do any of the following without the prior written consent of the Company's Board of Directors:

          (a)  Compete. Carry on any business or activity (whether directly or
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indirectly, as a partner, stockholder, principal, agent, director, affiliate, employee or consultant) which is competitive with the business conducted by the Company (as conducted now or during the term of Employee's employment), nor engage in any other activities that conflict with Employee's obligations to the Company.

          (b)  Solicit Business. Solicit or influence or attempt to influence
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any client, customer or other person either directly or indirectly, to direct his or its purchase of the Company's products and/or services to any person, firm, corporation, institution or other entity in competition with the business of the Company.

          (c)  Solicit Personnel. During the term of this Agreement and for a
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period of twelve (12) months after the termination of Employee's employment with the Company, solicit or influence or attempt to influence any person employed by the Company to terminate or
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otherwise cease his employment with the Company or become an employee of any competitor of the Company.

     9.   Liability Insurance. The Company shall use reasonable efforts to
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obtain and maintain Directors' and Officers' Liability insurance, provided such insurance is available to the Company at commercially reasonable rates as determined by the Board of Directors.

     10.  Conflicts. Employee represents that his performance of all the terms
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of this Agreement will not breach any other agreement to which Employee is a party. Employee has not, and will not during the term of this Agreement, enter into any oral or written agreement in conflict with any of the provisions of this Agreement.

     11.  Successors. Any successor to the Company (whether direct or indirect
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and whether by purchase, lease, merger, consolidation, liquidation or otherwise)
to all or substantially all of the Company's business and/or assets shall assume the obligations under this Agreement and agrees expressly to perform the obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. The terms of this Agreement and all of Employee's rights hereunder shall inure to the benefit of, and be enforceable by, Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

     12.  Miscellaneous Provisions.
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          (a)  Amendments and Waivers. Any term of this Agreement may be
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amended or waived only with the written consent of the parties.

          (b)  Sole Agreement; Termination of Prior Agreement. This Agreement
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(along with the Confidentiality Agreement) constitutes the sole agreement of the parties and supersedes all oral negotiations and prior writings with respect to the subject matter hereof. Without limiting the foregoing, the Prior Agreement is hereby terminated in its entirety. The Confidentiality Agreement shall remain in full force and effect.

          (c)  Notices. Any notice required or permitted by this Agreement
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shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS), or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (d)  Choice of Law. The validity, interpretation, construction and
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performance of this Agreement shall be governed by the laws of the State of
California, without giving effect to the principles of conflict of laws.

          (e)  Severability. If one or more provisions of this Agreement are
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held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of
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the Agreement shall be interpreted as if such provision were so excluded and
(iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (f)  Counterparts. This Agreement may be executed in counterparts,
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each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

          (g)  Arbitration. Any dispute or claim arising out of or in
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connection with this Agreement will be finally settled by binding arbitration in
San Francisco, California in accordance with the rules of the American Arbitration Association by one arbitrator appointed in accordance with said rules. The arbitrator shall apply California law, without reference to rules of conflicts of law or rules of statutory arbitration, to the resolution of any dispute. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this paragraph, without breach of this arbitration provision. This Section 12(g) shall not apply to the Confidentiality Agreement.

          (h)  Advice of Counsel. EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES
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THAT, IN EXECUTING THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK
THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

                           [Signature Page Follows]
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     The parties have executed this Agreement as of the date first written above.

                                 AENEID CORPORATION


                                 By:  /s/ Daniel Putterman
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                                 Title:
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                                 Address:  282 2nd Street
                                           San Francisco, CA 94105


                                 WILFREDO TEJADA


                                 Signature:  /s/ Wilfredo M. Tejada
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                                 Address:
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